                                                                    EXHIBIT 10.6


                         OMNIBUS CONTRIBUTION AGREEMENT


                                  BY AND AMONG


                   LASALLE HOTEL OPERATING PARTNERSHIP, L.P.


                                    AND THE


                           CONTRIBUTORS NAMED HEREIN


                          Dated as of January 30, 1998

                               TABLE OF CONTENTS


ARTICLE I.  CONTRIBUTION TERMS AND CLOSING PROCEDURES................. 2
            1.1  Acquisition of Interests............................. 2
            1.2  Term of Agreement.................................... 2
            1.3  Consideration........................................ 2
            1.4  Closing; Condition to Obligations.................... 2
            1.5  Documents to be Delivered at Closing................. 4
            1.6  Cessation of IPO..................................... 5
            1.7  Closing Costs........................................ 5
            1.8  Default.............................................. 5
            1.9  Further Assurances................................... 6

ARTICLE II.  REPRESENTATIONS, WARRANTIES
             AND COVENANTS OF CONTRIBUTORS............................ 6
            2.1  Title to Interests................................... 6
            2.2  Authority............................................ 7
            2.3  Litigation........................................... 8
            2.4  No Other Agreements to Sell.......................... 8
            2.5  No Brokers........................................... 9
            2.6  Investment Representations and Warranties............ 9
            2.7  FIRPTA Representation................................11
            2.8  Additional Representations of Certain Contributor....11
            2.9  Covenant to Remedy Breaches..........................11

ARTICLE III.  REPRESENTATIONS, WARRANTIES AND COVENANTS
              OF OPERATING PARTNERSHIP................................12
            3.1  Authority............................................12
            3.2  No Brokers...........................................12

ARTICLE IV.  CLOSING ADJUSTMENTS......................................12
            4.1  Prorations...........................................12
            4.2  Accounts Receivable..................................16
            4.3  Security Deposits....................................16
            4.4  Additional Indemnities...............................17
            4.5  Timing of Calculations; Cooperation..................17
            4.6  Allocation of Adjustments............................17

ARTICLE V.  POWER OF ATTORNEY.........................................17
            5.1  Grant of Power of Attorney...........................17
            5.2  Limitation on Liability..............................18
            5.3  Ratification; Third Party Reliance...................19

ARTICLE VI. CONTRIBUTORS......................................................19
      6.1   Amendment.........................................................19
      6.2   Entire Agreement; Counterparts; Applicable Law....................19
      6.3   Assignability.....................................................20
      6.4   Titles............................................................20
      6.5   Third Party Beneficiary...........................................20
      6.6   Severability......................................................20
      6.7   Equitable Remedies................................................20
      6.8   Attorneys' Fees...................................................20
      6.9   Notices...........................................................21
      6.10  Waiver of Rights; Consents with Respect to Partnership Interests..22
      6.11  Confidentiality...................................................24
      6.12  Computation of Time...............................................24
      6.13  Survival..........................................................24
      6.14  Time of the Essence...............................................24

EXHIBIT A:  Contributors
EXHIBIT B:  Asset Entities
EXHIBIT C:  Excluded Interests
EXHIBIT D:  Permitted Encumbrances
EXHIBIT E:  Operating Partnership Agreement
EXHIBIT F:  Registration Rights Agreement
EXHIBIT G:  Escrow Agreement
                                      ii

                         OMNIBUS CONTRIBUTION AGREEMENT
                         ------------------------------


     This Omnibus Contribution Agreement (the "Contribution Agreement") is
                                               ----------------------
executed as of the 30th day of January, 1998 by LaSalle Hotel Operating Partnership, L.P. (the "Operating Partnership"), a Delaware limited partnership, and the Contributors whose names are set forth in Exhibit A hereto (each, a
                                                  ---------
"Contributor" and, collectively, the "Contributors").
------------                          ------------

     WHEREAS, in connection with the consolidation of its hotel acquisition and ownership business, La Salle Partners has formed a Maryland real estate investment trust (the "REIT") that will be the sole general partner and a
                       ----
limited partner of the Operating Partnership and to effect an initial public offering (the "IPO") of the REIT's common shares of beneficial interest ("Common
               ---                                                        ------
Shares");
------

     WHEREAS, it is intended that, upon consummation of the IPO, the Operating Partnership will acquire interests in the following ten hotel properties:
Radisson Hotel South and Plaza Tower, Bloomington, Minnesota; Le Meridien New Orleans Hotel, New Orleans, Louisiana; Le Meridien Dallas Hotel, Dallas, Texas; The Omaha Marriott Hotel, Omaha, Nebraska; Marriott Seaview Resort, Galloway Township, New Jersey; The Camberley Plaza Sabal Park, Tampa, Florida; Holiday Inn Plaza Park, Visalia, California; Holiday Inn Beachside, Key West, Florida; Le Montrose Suite Hotel de Gran Luxe, West Hollywood, California and the LaGuardia Airport Marriott, New York, New York;

     WHEREAS, it is further understood that the Operating Partnership may acquire, either before or after the IPO, interests in additional hotel properties located within or outside the United States;

     WHEREAS, each Contributor owns interests in the partnerships, other entities or properties described in the supplemental exhibit dated the date hereof and delivered by or on behalf of such contributor to the Operating Partnership (such exhibit being hereinafter referred to as such Contributor's

Supplemental Acquisition Exhibit);
--------------------------------

     WHEREAS, the Operating Partnership desires to acquire from each Contributor, and each Contributor desires to convey to the Operating Partnership under the terms and conditions set forth herein, the interests owned by such Contributor described in its Supplemental Acquisition Exhibit and (except for the Excluded Interests set forth in Exhibit C) any other direct or indirect
                                    ---------
interests such Contributor may have, whether now owned or hereinafter acquired, in the partnerships or other entities (the "Asset Entities") listed on Exhibit B
                                            --------------             ---------
(each such asset or property and all personal property related thereto or to the operation thereof is hereinafter referred to as an "Asset" and (except for the
                                                    -----
Excluded Interests) each such direct or indirect interest of a Contributor in such Asset Entity or (in the case of Contributors which are themselves Asset Entities) in such Asset, including without limitation, such Contributor's interests set forth in its Supplemental Acquisition Exhibit, is referred to individually as an "Interest" and
                                                        --------
collectively, as such Contributor's "Interests");
                                     ---------

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Operating Partnership and the Contributors agree as follows:


             ARTICLE I.  CONTRIBUTION TERMS AND CLOSING PROCEDURES
                         -----------------------------------------

     1.1  Acquisition of Interests.  At the Final Closing (defined below), each
          ------------------------
Contributor shall, subject to the terms and conditions of this Contribution Agreement, contribute, transfer, assign, and convey to the Operating Partnership and the Operating Partnership shall (i) acquire and accept from such Contributor, all right, title and interest of such Contributor in such Contributor's Interests, free and clear of all Encumbrances (as defined in Section 2.1 hereof) except Permitted Encumbrances (as defined in Section 2.1 hereof), and (ii) deliver to such Contributor such Contributor's Consideration (defined below), both in accordance with this Contribution Agreement.

     1.2  Term of Agreement.  If the IPO Closing (defined below) does not occur
          -----------------
by December 31, 1998 (the "Termination Date"), this Contribution Agreement shall be deemed terminated and shall be of no further force and effect and neither the Operating Partnership nor the Contributors shall have any further obligations hereunder except as specifically set forth herein.

     1.3  Consideration.  The full consideration for each Contributor's
          -------------
Interests (such consideration with respect to such Contributor is hereinafter referred to as such Contributor's "Consideration") shall be an amount in cash
                                   -------------
and/or a number of Units (as hereinafter defined) set forth in the Contributor's Supplemental Acquisition Exhibit, subject to the terms and provisions of Article IV hereof providing for adjustments to each Contributor's Consideration based on closing adjustments; it being understood that it is the intention of the parties to this Contribution Agreement that any Minimum Working Capital (as defined in
Section 4.1(c) hereof) and any balances remaining in any furniture, fixtures and equipment reserve accounts are to be transferred to the Operating Partnership as a part of the applicable Asset. As used herein, the term "Units" means units of
                                                           -----
limited partnership interest in the Operating Partnership.

     1.4  Closing; Condition to Obligations.  In connection with the acquisition
          ---------------------------------
of the Contributors' Interests, the Operating Partnership will notify the Contributors of a closing date, which date will be no earlier than five (5) business days after such notification and no later than December 15, 1998 (fifteen (15) business days prior to the Termination Date), for the initial closing (the "Initial Closing") of the acquisition contemplated by Contribution
              ---------------
Agreement. At or before such Initial Closing, which shall be held at the offices of Brown & Wood llp, One World Trade Center, New York, New York 10048 or such other place as is determined by the Operating Partnership in its sole discretion at a time specified by the Operating Partnership in its sole discretion, the Operating Partnership and the Contributors will execute all closing documents (the

"Closing Documents") required by the Operating Partnership in accordance with
------------------
Section 1.5 hereof and deposit the same in escrow with Brown & Wood llp, New York, New York, pursuant to an escrow agreement in substantially the form of

Exhibit F hereto, as escrow agent of the Operating Partnership (the "Closing
---------                                                            -------
Agent").
-----

     The transactions contemplated by this Contribution Agreement and by the Closing Documents executed and deposited in connection with such exercise will be consummated at the Final Closing (as defined below) only if (i) the closing of the IPO (the "IPO Closing") is consummated by the earlier of (a) fifteen (15)
                 -----------
business days after the date of the Initial Closing and (b) the Termination Date and (ii) the Total Company Enterprise Value (as defined in the Supplemental Acquisition Exhibits) is equal to or greater than $405,000,000. If the IPO Closing occurs by such date:

          (a) The Operating Partnership shall, contemporaneously with the IPO Closing, cause to be delivered to the Closing Agent with respect to each Contributor (i) the cash portion of such Contributor's Consideration, if any (such cash portion, the "Cash Portion"), and (ii) if applicable, a certificate of
                     ------------
                    the General Partner of the Operating Partnership certifying that such Contributor has been or will be, effective upon the Final Closing (as hereinafter defined), admitted as a limited partner of the Operating Partnership and that the Operating Partnership's books and records indicate or will indicate that such Contributor is the holder of the number of Units which are called for pursuant to the Consideration as adjusted pursuant to Article IV hereof;

          (b) upon receipt of the Consideration set forth in clause (a) above, the Closing Agent will release the Closing Documents to the Operating Partnership and deliver to the Contributor the Cash Portion, if any, and, if requested by the Contributor, a copy of such General Partner's certificate; and

          (c) the transactions described or otherwise contemplated herein or in the Closing Documents will thereupon be deemed to have been consummated simultaneously with the IPO Closing (such consummation, the "Final Closing").
                                      --------------

Notwithstanding the above, the Operating Partnership may, in its sole discretion, elect not to complete the acquisition of all or any portion of the Interests of any Contributor only in the event that such Contributor specifies, in its Assignment delivered pursuant to Section 1.5, a breach of or other exception with respect to Article 2 hereof or has otherwise materially breached this Contribution Agreement (any such Contributor, a "Non-
                                                                          ---
Complying Contributor"), in which case the Operating Partnership shall, in lieu
---------------------
of the delivery with respect to such Contributor pursuant to clause (a) above, notify the Closing Agent of such election and direct the Closing Agent to return such Contributor's Closing Documents and Ancillary Agreements (as defined below) to such Contributor. The election of the Operating Partnership to not acquire all or any portion of the Interests of a particular Non-Complying Contributor shall not affect the obligations of any other Contributor hereunder, including any other Non-Complying Contributor.

     The risk of loss to an Asset Entity's Assets prior to Closing shall be borne by such Asset Entity. If, prior to the Final Closing, any of an Asset Entity's Assets shall be destroyed or damaged by fire or other casualty, then this Contribution Agreement may, at the option of the Operating Partnership, be terminated with respect to the Asset Entity, the Assets of which have been destroyed or damaged. If, after the occurrence of any such casualty affecting an Asset Entity's Assets, this Contribution Agreement is not so terminated relative to such Asset Entity, the Operating Partnership may elect to (a) purchase the given Contributors' Interests in such Asset Entity or Assets, as the case may be, and (b) direct such Contributors to pay or cause to be paid to the Operating Partnership any sums collected under any policies of insurance because of damage due to such casualty and otherwise assign to the Operating Partnership all rights to collect such sums as may then be uncollected; provided, however, that the Contributors shall not adjust or settle any insurance claim without the Operating Partnership's prior written consent, such consent not to be unreasonably withheld or delayed. Under such circumstances, the Consideration payable upon such purchase shall be reduced by the amount of any deductibles under the applicable insurance policies.

     If the IPO Closing does not occur by the earlier of (a) fifteen (15) business days after the date of the Initial Closing and (b) the Termination Date, then, except as set forth in Section 1.8 hereof, neither party shall have any obligations under the Closing Documents or under any agreements or instruments executed in connection with the transactions contemplated hereunder or thereunder (such other agreements or instruments, collectively, "Ancillary
                                                                    ---------
Agreements"), this Contribution Agreement, the Closing Documents and the
----------
Ancillary Agreements shall be deemed null and void ab initio and the Closing
                                                   ---------
Agent will be, and is hereby, directed to destroy the Closing Documents and any Ancillary Agreement it holds and return to the Operating Partnership the Consideration, if any, delivered by the Operating Partnership to the Closing Agent.

     1.5  Documents to be Delivered at Closing.  At the Initial Closing, each
          ------------------------------------
Contributor shall, directly or through the attorney-in-fact appointed pursuant to Article V hereof, execute, acknowledge, where deemed desirable or necessary by the Operating Partnership, and deliver to the Closing Agent, in addition to any other documents mentioned elsewhere herein, the following:

          (a) An Assignment of Interests (the "Assignment"), which assignment
                                               ----------
shall be in a form satisfactory to the Operating Partnership, shall contain a warranty of title that such Contributor owns such Contributor's Interests free and clear of all Encumbrances (as defined in Section 2.1 hereof), except, where applicable, for the Permitted Encumbrances (as defined in Section 2.1 hereof) and shall either (i) reaffirm the accuracy of all representations and warranties and the satisfaction of all covenants made by such Contributor in Article II hereof or (ii) if such reaffirmation cannot be made, identify those representations, warranties and covenants of Article II hereof (other than Section 2.5 hereof) with respect to which circumstances have changed, represent that such Contributor has used all reasonable efforts within its control to prevent and remedy such breach, and reaffirm the accuracy of all other representations and warranties and the satisfaction of all other covenants made by such Contributor in Article II hereof.

          (b) Any other documents reasonably requested by the Operating Partnership or reasonably necessary or desirable to assign, transfer and convey such Contributor's Interests and effectuate the transactions contemplated hereby, including, without limitations, deeds, assignments of ground leases and space leases (as applicable), New York City and New York State transfer tax and gains tax returns and any other filings with any applicable governmental jurisdiction in which the Operating Partnership is required to file its partnership documentation or the recording of the Assignment is required.

     1.6  Cessation of IPO.  If at any time the Operating Partnership or the
          ----------------
underwriter or underwriters determine in good faith to abandon the formation of the REIT or the IPO (the date of such determination being referred to as the

"Cessation Date"), the Operating Partnership will so advise each Contributor in
---------------
writing and thereupon all parties hereto will be relieved of all obligations under this Contribution Agreement, all Ancillary Agreements, and all Closing Documents (except for obligations arising under Sections 1.7, 2.5 and 3.2 hereof).

     1.7  Closing Costs.  The Operating Partnership agrees to pay all of the
          -------------
closing costs, other than Contributor's legal fees, arising from the transfer of the Interests of each Contributor pursuant to this Contribution Agreement (the "Contribution Rights"), including, without limitation, any applicable transfer, gains and sales taxes and any transfer fee due in connection with the assumption of existing mortgage debt by the Operating Partnership; provided, however, that certain costs associated with the foregoing shall be deducted from the Consideration payable to each Contributor in accordance with the adjustments set forth in Article IV and as set forth in such Contributor's Supplement Acquisition Exhibit.

     1.8  Default.  (a)  If, after notifying the Contributors of a date for the
          -------
Initial Closing, the Operating Partnership fails to close (including a failure due to the IPO Closing not occurring), then the Operating Partnership will pay to each Contributor the sum of $100.00 as liquidated and agreed-upon damages. It would be difficult, if not impossible, to ascertain the actual measure of each Contributor's damages in the event of the Operating

Partnership's default and the parties agree that $100.00 is a fair reflection of each Contributor's damages in the event of the Operating Partnership's default.

          (b) If any Contributor defaults with respect to its obligations under this Contribution Agreement, the Operating Partnership shall be entitled to exercise against each such Contributor any and all remedies provided at law or in equity, including but not limited to, the right to specific performance. No default by any Contributor hereunder shall in any way limit or affect the obligations of any other Contributor hereunder.

     1.9  Further Assurances.  Each Contributor will, from time to time, execute
          ------------------
and deliver to the Operating Partnership all such other and further instruments and documents and take or cause to be taken all such other and further action as the Operating Partnership may reasonably request in order to effect the transactions contemplated by this Contribution Agreement, including instruments or documents deemed necessary or desirable by the Operating Partnership to effect and evidence the conveyance of such Contributor's Interests in accordance with the terms of this Contribution Agreement. The provisions of this Section
1.9 shall survive the Final Closing.


               ARTICLE II.  REPRESENTATIONS, WARRANTIES
                         AND COVENANTS OF CONTRIBUTORS
                         -----------------------------

     As a material inducement to the Operating Partnership to enter into this Contribution Agreement and to consummate the transactions contemplated hereby, each Contributor hereby severally makes to the Operating Partnership each of the representations and warranties set forth in this Article II, which representations and warranties (unless otherwise noted) are true as of the date hereof. As a condition to the Operating Partnership's obligation to complete the acquisition of any Contributor's Interests after the exercise of the Contribution Right, such representations and warranties must continue to be true as of the date of the Initial Closing and as of the date of the Final Closing.

     2.1  Title to Interests.  Each Contributor owns its Interests beneficially
          ------------------
and of record, free and clear of any claim, lien, pledge, voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase rights or other rights of any nature whatsoever (collectively, "Encumbrances"), except as disclosed as exceptions in a title report for real property owned by an Asset Entity, dated on or after the date the Property was acquired by the applicable Asset Entity, and subject to such further title exceptions as are satisfactory to the Operating Partnership in its sole discretion, and as set forth on Exhibit D attached hereto (any such
                                     ---------
encumbrance, a "Permitted Encumbrance"), and has full power and authority to convey free and clear of any Encumbrances (except, where applicable, the Permitted Encumbrances), its Interests and, upon delivery of any Assignment by such Contributor conveying its Interests and delivery of Consideration for such Interests as herein provided, the Operating Partnership will acquire good and valid title thereto, free and clear of any Encumbrance except Encumbrances created in favor of the

Operating Partnership by the transactions contemplated hereby and, where applicable, the Permitted Encumbrances. No Contributor will consent to join in or in any way effect the transfer of any Asset prior to the Final Closing. At the Final Closing, if so requested, Contributors will execute all documents necessary to enable a title insurance company (acceptable to the Operating Partnership, in its sole discretion) to issue to the Operating Partnership an ALTA Form B (1987 or later) Owner's Policy and such endorsements as the Operating Partnership may reasonably request, insuring fee simple and/or leasehold title to all real property and improvements comprising all or any part of the Assets to the Operating Partnership; provided that each Contributor's cost of complying with this requirement shall be limited to ten percent of the Consideration to be received by such Contributor, which amount shall be deducted from such Consideration at the Final Closing. Each of such Contributor's Interests have been validly issued and Contributor has funded (or will fund before the same is past due) all capital contributions and advances to the partnership or other entity in which such Interest represents an interest that are required to be funded or advanced prior to the date hereof and the date of the Initial Closing and the Final Closing. There are no agreements, instruments or understandings with respect to any of such Contributor's Interests except as set forth (x) in the partnership agreement of the partnership in which an Interest represents a limited partner or general partner interest or as disclosed in writing to the Operating Partnership and (y) in any third party agreement to which an Asset Entity is currently a party, e.g., franchise agreements, ground leases, etc. Such Contributor has no interest, either direct or indirect, in any of the Assets except for (a) the Interests owned by it which are the subject of this Contribution Agreement, (b) the Excluded Interests, where applicable, and (c) direct or indirect interests in partnerships or other entities which are themselves Contributors hereunder. Such Contributor covenants that no Encumbrance on his Interests (except, where applicable, the Permitted Encumbrances) will be in existence as of the date of the Final Closing. In making the representations in this Section 2.1 regarding the absence of Encumbrances, each Contributor may assume that the consents and waivers of rights set forth in Section 6.10 hereof have been given by all partners of partnerships in which such Contributor's Interest represent direct or indirect interests. Notwithstanding anything to the contrary contained herein, to the extent that the Contributor's Interests transferred hereunder constitute interests in partnerships or other entities ("Continuing Partnerships") which will continue in existence after the consummation of the transactions contemplated hereby, such Interests are and will remain subject to the terms and provisions of the partnership or other organizational agreements (as amended) of the Continuing Partnerships, including without limitation, restrictions, options, priorities and partnership loans and partnership obligations provided for therein.

     2.2  Authority.  Such Contributor has full right, authority, power and
          ---------
capacity: (a) to enter into this Contribution Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of such Contributor pursuant to this Contribution Agreement; (b) to carry out the transactions contemplated hereby and thereby; and (c) to transfer, convey, assign and deliver all of such Contributor's Interests to the Operating Partnership upon delivery to such Contributor of the Consideration therefor in accordance with this Contribution Agreement. This Contribution Agreement and each agreement, document and instrument executed and delivered by or on behalf of such Contributor pursuant to this Contribution Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of such Contributor, each enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, equity of redemption, moratorium or similar laws now or hereafter in effect relating to the enforcement of creditors' rights and general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Except for any breaches, violations or defaults which will be waived or cured prior to the Initial Closing and all loans, indentures, creditor agreements or other agreements which will be discharged or repaid prior to or contemporaneously with the IPO Closing and any required consents obtained from third parties to existing agreements to which an Asset Entity is bound e.g., franchise agreements, ground leases, etc., the execution, delivery and performance of this Contribution Agreement and each such agreement, document and instrument by or on behalf of such Contributor: (a) does not and will not violate such Contributor's partnership agreement, operating agreement, declaration of trust, charter or bylaws, if applicable, or other organizational documentation; (b) does not and will not violate any foreign, federal, state, local or other laws applicable to or binding on such Contributor or require such Contributor to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made or which does not remain in effect; and (c) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Contributor is a party or by which the property of such Contributor is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of any partnership in which an Interest of such Contributor represents an interest. In making the representations set forth in this Section 2.2, each Contributor may assume that the consents and waivers of rights set forth in Section 6.10 hereof have been given by all partners of partnerships or owners of voting interests, other than the Contributors, in entities in which such Contributor's Interests represent direct or indirect interests.

     2.3  Litigation.  To the best of such Contributor's knowledge, there is no
          ----------
litigation or proceeding, either judicial or administrative, pending or threatened in writing, materially and adversely affecting all or any portion of such Contributor's Interests or such Contributor's ability to consummate the transactions contemplated hereby. Such Contributor knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of its Interests, which in any such case would impair such Contributor's ability to enter into and perform all of its obligations under this Contribution Agreement.

     2.4  No Other Agreements to Sell.  Such Contributor represents that it has
          ---------------------------
not made any agreement with, and will not enter into any agreement with, and has no obligation (absolute or contingent) to, any person or firm other than the Operating Partnership (a) to sell, transfer or in any way encumber (except for Permitted Encumbrances) any of such Contributor's Interests or to not sell such Contributor's Interests, or (b) to enter into any agreement with respect to a sale, transfer or encumbrance or put or call right with respect to such Contributor's Interests. In making the representations set forth in this Section 2.4, the each Contributor may assume that the consents and waivers of rights set forth in Section 6.10 hereof have been given by all partners of partnerships or owners of voting interests, other than the Contributors, in entities which such Contributor's Interests represent direct or indirect interests.

     2.5  No Brokers.  Such Contributor has not entered into, and covenants that
          ----------
it will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of the Operating Partnership to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby and such Contributor shall indemnify and hold harmless the Operating Partnership for all costs and expenses incurred by the Operating Partnership as a result of a breach of this representation.
The provisions of this Section 2.5 shall survive termination of this Contribution Agreement.

     2.6  Investment Representations and Warranties.  Each Contributor who is
          -----------------------------------------
receiving Units represents and warrants as follows:

          (a) Upon the issuance of Units to such Contributor, such Contributor shall become subject to, and shall be bound by, the terms and provisions of the agreement of limited partnership of the Operating Partnership (in substantially the form attached hereto as Exhibit E) (the "Partnership Agreement"), including the terms of the power of attorney contained in Section 15.11 thereof, as the Partnership Agreement may be amended from time in accordance with its terms.

          (b) Such Contributor understands the risks of, and other considerations relating to, the purchase of the Units. Such Contributor, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in the Units, has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of an investment in the Operating Partnership and of making an informed investment decision, (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests and (iii) is capable of bearing the economic risk of such investment. If such Contributor retained a person to represent or advise it with respect to the investment in Units that may be made hereby then, at Contributor's request, such Contributor shall, prior to or at the Initial Closing, (i) acknowledge in writing such representation and (ii) cause such representative or advisor to deliver a certificate to the Operating Partnership containing such representations as are reasonably requested by the Operating Partnership.

          (c) Such Contributor understands that an investment in the Operating Partnership involves substantial risks. Such Contributor has been given the opportunity to make a thorough investigation of the proposed activities of the Operating Partnership and has been furnished with materials relating to the Operating Partnership and its proposed activities. Such Contributor has been afforded the opportunity to obtain any additional information deemed necessary by such Contributor to verify the accuracy of any representations made or information conveyed to such Contributor. Such Contributor confirms that all documents, records, and books pertaining to its investment in the Operating Partnership and requested by such Contributor have been made available or delivered to such Contributor. Such Contributor has had an opportunity to ask questions of and receive answers from the Operating Partnership, or from a person or persons acting on the Operating Partnership's behalf, concerning the terms and conditions of this investment. Such Contributor has relied and is making its investment decision upon written information provided to the Contributor by or on behalf of the Operating Partnership and/or Contributor's position (in the case of certain individual Contributors) as a director or executive officer of the REIT.

          (d) The Units to be issued to such Contributor will be acquired by such Contributor for its own account (or if such Contributor is a trustee, for a trust account) for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to such Contributor's right (subject to the terms of the Units) at all times to distribute the Units to affiliates of such Contributor or to sell or otherwise dispose of all or any part of its Units under an exemption from such registration available under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state
                                         --------------
securities laws, and subject, nevertheless, to the disposition of its assets being at all times within its control. Such Contributor was not formed for the specific purpose of acquiring an interest in the Operating Partnership.

          (e) Such Contributor acknowledges that (i) the Units to be issued to such Contributor have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such Units are represented by certificates, such certificates will bear a legend to such effect, (ii) the REIT's and the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Contributor contained herein, (iii) such Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (iv) there is no public market for such Units, and (v) the Operating Partnership has no obligation or intention to register such Units for resale under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except as set forth in the Registration Rights Agreement. Such Contributor hereby acknowledges that because of the restrictions on transfer or assignment of such Units to be issued hereunder which will be set forth in the Partnership Agreement and/or in a

Registration Rights Agreement (as defined in Section 5.1 hereof), such Contributor may have to bear the economic risk of the investment commitment evidenced by this Contribution Agreement and any Units acquired hereby for an indefinite period of time, although (i) under the terms of the Partnership Agreement, as it will be in effect at the time of the IPO, Units will be redeemable at the request of the holder thereof at any time after the first anniversary of their issuance for cash or (at the option of the REIT) for Common Stock of the REIT and (ii) the holder of any such Common Stock issued upon a presentation of Units for redemption will be afforded certain rights to have such Common Stock registered for resale under the Securities Act or applicable state securities laws under the Registration Rights Agreement as described more fully below.

          (f) Each Contributor is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

     2.7  FIRPTA Representation.  Contributor is not a "foreign person" within
          ---------------------
the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

     2.8  Additional Representations of Certain Contributors.  Each Contributor
          --------------------------------------------------
(each, an "Indemnitor") shall enter into a supplemental agreement (each, a
           ----------
"Supplemental Agreement") on terms mutually acceptable to the Indemnitor and the
-----------------------
Operating Partnership whereby each Indemnitor makes additional representations, warranties and covenants with respect to matters relating to this Contribution Agreement which shall survive the consummation of the transactions contemplated by this Contribution Agreement for a period equal to one (1) year from the date of the Final Closing and shall expire with, and be terminated and extinguished forever, at such time except with respect to claims asserted by written notice of or on behalf of the Operating Partnership at any time during such period against the Indemnitor making such representations, warranties or covenants. Each Supplemental Agreement shall provide that (a) the maximum aggregate liability of the Indemnitor for any misrepresentation or misrepresentations or any breach or breaches of any one or more of the representations, warranties or covenants set forth therein shall equal the value of the Units received by such Indemnitor on the closing of the IPO, (b) the Operating Partnership shall make no claim thereunder against the Indemnitor and such Indemnitor shall have no liability resulting from claims or other assertions of liability arising from the Supplemental Agreement unless and until such claim or claims exceed $100,000 in the aggregate, and (c) recourse thereunder shall be limited to such Indemnitor's Units.

     2.9  Covenant to Remedy Breaches.  Each Contributor covenants to use all
          ---------------------------
reasonable efforts within its control (a) to not take any action that would cause the breach of any representation or warranty of such Contributor hereunder and (b) to satisfy all covenants of such Contributor hereunder.

     ARTICLE III.  REPRESENTATIONS, WARRANTIES AND COVENANTS
                   OF OPERATING PARTNERSHIP
                   -------------------------------------------------------

     As a material inducement to each Contributor to enter into this Contribution Agreement and to consummate the transactions contemplated hereby, the Operating Partnership hereby makes to each Contributor each of the representations and warranties set forth in this Article III, which representations and warranties shall be true as of the date hereof, as of the date of the Initial Closing and as of the date of consummation of the Final Closing.

     3.1  Authority.  The Operating Partnership has full right, authority, power
          ---------
and capacity: (a) to enter into this Contribution Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Contribution Agreement; (b) to carry out the transactions contemplated hereby and thereby; and (c) to issue Units to each Contributor to the extent called for in accordance with the terms of this Contribution Agreement. This Contribution Agreement and each agreement, document and instrument executed and delivered by the Operating Partnership pursuant to this Contribution Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable in accordance with their respective terms. The execution, delivery and performance of this Contribution Agreement and each such agreement, document and instrument by the Operating Partnership: (a) does not and will not violate the Partnership Agreement; (b) does not and will not violate any foreign, federal, state and local or other laws applicable to Operating Partnership or require the Operating Partnership to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made; and (c) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Operating Partnership is a party or by which the property of the Operating Partnership is bound or affected.

     3.2  No Brokers.  The Operating Partnership represents that it has not
          ----------
entered into, and covenants that will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of any Contributor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.


                        ARTICLE IV.  CLOSING ADJUSTMENTS
                                     -------------------

     4.1  Prorations.  The Consideration for the Assets shall be subject to
          ----------
prorations and credits as follows to be determined as of 12:01 A.M. local time for wherever the Asset is located on the date of the Final Closing (the "Adjustment Time"), it being understood that the date of the Final Closing shall be the first day of income and expense to the Operating Partnership. Except as specifically set forth below, all allocations, prorations and adjustments shall be made as of such time:

               (a) Hotel Revenues.  Except as set forth below, each Asset Entity
                   --------------
     shall be entitled to all hotel room, food service, bar, beverage and liquor revenues and charges and all revenues and charges from hotel room operations, restaurant operations, hotel banquet and conference facility operations, and other revenue of any kind attributable to the same for the period prior to the "Adjustment Time". The Operating Partnership shall be entitled to all hotel room, food service, bar, beverage and liquor revenues and charges and all revenues and charges from hotel room operations, restaurant operations, hotel banquet and conference facility operations, and all other revenue of any kind attributable to any of the same for the period on and after the "Adjustment Time". Notwithstanding the foregoing, the Operating Partnership shall be entitled to one-half (1/2) of the revenue from hotel rooms at each Asset for the night preceding the date of the Final Closing. The Operating Partnership shall not give any Asset Entity a credit at the date of the Final Closing for any accounts receivable in connection with the Asset as of the date of the Final Closing; but the Operating Partnership shall use reasonable efforts to collect such accounts receivable and shall remit them to the Asset Entity upon collection, less all reasonable third party costs of collection; provided, however, any collection of account receivables by the Operating Partnership shall first be applied to those accruing prior to the date of the Final Closing. Each Asset Entity shall provide the Operating Partnership a credit against the Consideration for such Asset in an amount equal to all guest reservation deposits held by the related hotel for hotel guests arriving or staying after check out time for such Asset on the date of the Final Closing.

               (b) Rents payable under Tenant Leases.  Prepaid rent,
                   ---------------------------------
     nondelinquent rents, and tax reimbursements under any space leases affecting the Asset (collectively, "Rents") collected subsequent to the
                                         -----
     date of the Final Closing and properly allocable to periods prior to the date of the Final Closing, net of the Operating Partnership's costs of collection, if any, shall be paid, promptly after receipt, to each Asset Entity, but subject to all of the provisions of this Section hereof; and any portion thereof properly allocable to periods subsequent to the date of the Final Closing, if any, shall be paid to the Operating Partnership. Any amount collected from a tenant by the Operating Partnership shall first be applied to such tenant's current monthly rental and then to past due amounts in the reverse order in which they were due. Any advance rental payments or deposits paid by tenants prior to the date of the Final Closing and applicable to the period of time subsequent to the date of the Final Closing and any security deposits or other amounts paid by tenants, together with any interest on both thereof to the extent such interest is due to tenants, shall be credited to the Operating Partnership on the date of the Final Closing. Any invoices associated with tenant pass throughs shall be attributable, prior to the

     Adjustment Time, to the relevant Asset Entity and after the Adjustment Time, any to the Operating Partnership. No credit shall be given the Asset Entity for accrued and unpaid Rent or any other non-current sums due from tenants until said sums are paid.

               (c) Minimum Working Capital; Cash and Cash Reserves.  The Asset
                   -----------------------------------------------
     shall, as of the Closing Time, have working capital equal to the amount set forth on Exhibit B ("Minimum Working Capital"). To the extent all petty cash funds at the Asset and all cash in any operating accounts for the Asset exceed the amount required to fund Minimum Working Capital, the Operating Partnership shall give Asset Entity a credit on the date of the Final Closing. To the extent such cash is insufficient to fund Minimum Working Capital, the deficiency shall be deducted from the consideration payable to Contributor in accordance with such Contributor's Supplemental Acquisition Exhibit. Any balances remaining in any furniture, fixtures and equipment reserve accounts are to be transferred to the Operating Partnership as a part of the Asset. The Operating Partnership and the Asset Entity shall make mutually satisfactory arrangements for counting such cash and determining the balances in the operating accounts as of the Adjustment Time.

               (d) Trade Payables.  Trade payables shall mean (for all purposes)
                   --------------
     under this Contribution Agreement, open accounts payable to trade vendors or suppliers of the Asset's hotel, restaurant, bar or similar facilities. Each Asset Entity agrees to give the Operating Partnership a credit on the date of the Final Closing for all trade payables from the Asset which have accrued on or prior to the Adjustment Time, and the Operating Partnership shall be obligated to pay such payables to the extent it has received a credit from the Asset Entity on the date of the Final Closing. The Operating Partnership agrees to pay all trade payables from each Asset which have accrued after the Adjustment Time and shall and hereby does indemnify and hold each Asset Entity harmless from payment of the same.
     The indemnities contained or provided for in this section survive the date of the Final Closing.

               (e) Banquet and Event Deposits.  The Operating Partnership shall
                   --------------------------
     receive and be entitled to a credit against the Consideration for all prepaid deposits for banquets and other functions that are scheduled to take place at any Asset on or after the date of the Final Closing.

               (f) Service Contracts and Equipment Leases.  Any amounts prepaid
                   --------------------------------------
     or payable under any Service Contracts or Equipment Leases or any other agreements which the Operating Partnership has elected to assume shall be prorated at the date of the Final Closing as of the date of the Final Closing with the relevant Asset Entity obligated for all sums accrued prior to the Adjustment Time and the Operating Partnership obligated for all sums accrued after the Adjustment Time.

               (g) Sales Tax.  The Operating Partnership shall receive a credit
                   ---------
     for any and all sales, occupancy, use or other taxes due in connection with the operation of any Asset which have accrued prior to the date of the Final Closing and the applicable Asset Entity shall indemnify the Operating Partnership for all such taxes to the extent the Operating Partnership has not received such credit. The Operating Partnership shall be responsible to pay all such taxes to the extent it has received a credit and shall indemnify the relevant Asset Entity for such taxes. The indemnifications set forth herein shall survive the date of the Final Closing.

               (h) Taxes.  The Operating Partnership shall receive a credit for
                   -----
     any accrued but unpaid real estate taxes (or, in the case of Radisson Hotel South and Plaza Tower, any due and payable real estate taxes) imposed in respect of any Asset for the portion of the current year which has elapsed prior to the date of the Final Closing (and to the extent unpaid, for prior years) and, any Asset Entity shall receive a credit for any prepaid real estate taxes paid in respect of any Asset attributable to a portion of a year after the date of the Final Closing. If the amount of any such taxes have not been determined as of the date of the Final Closing, such credit shall be based on the most recent ascertainable taxes and shall be reprorated upon issuance of the final tax bill. An Asset Entity shall give the Operating Partnership a credit for any special assessments which are levied or charged against the Asset prior to date of the Final Closing, whether or not then due and payable.

               (i) Utilities.  Utilities and fuel, including, without
                   ---------
     limitation, steam, water, electricity, gas and oil, shall be prorated as of the date of the Final Closing. The Asset Entity shall cause the meters, if any, for utilities to be read the day on which the Final Closing occurs and to pay the bills rendered on the basis of such readings. If any such meter reading for any utility is not available, then adjustment therefor shall be made on the basis of the most recently issued bills therefor which are based on meter readings no earlier than thirty (30) days prior to the date of the Final Closing; and such adjustment shall be reprorated when the next utility bills are received.

               (j) Employee Expenses.  Wages, benefit payments, vacation pay (or
                   -----------------
     the value of any time accrued with respect thereto), and any other compensation or benefits payable to all persons currently employed for work in or in connection with an Asset and its operation (collectively, "Employees") shall be prorated as of the date of the Final Closing; the Operating Partnership shall not be required to assume any obligation with respect to any employee benefits that were incurred prior to the date of the Final Closing and for which the Operating Partnership did not receive a credit therefor; the Asset Entity shall indemnify the Operating Partnership against any claim in connection therewith that occurs before the date of the Final Closing and the Operating Partnership shall indemnify the contributors against any claim in connection therewith that occurs on or after the date of the Final Closing. The indemnity provided herein shall survive the date of the Final Closing.

               (k) Ground Lease Rents.  Prepaid rent, nondelinquent rents,
                   ------------------
     delinquent rents, tax reimbursements, and other fees and costs under any ground, or other leases, or parking agreements to which an Asset is subject (collectively, "Ground Rents") shall be adjusted and prorated as of the
                     ------------
     date of the Final Closing.

               (l) Condominium Charges.  Assessments and capital assessments,
                   -------------------
     including any advance payments made by an Asset Entity but only to the extent the advance payments are attributable to the time period after the date of the Final Closing, under any declaration of condominium to which the Asset is subject (collectively, "Assessments") shall be adjusted and prorated as of the date of the Final Closing.

               (m) Prepaid Expenses.  To the extent not otherwise contemplated
                   ----------------
     above, any amounts attributable to the advance payment of expenses shall be adjusted and prorated as of the date of the Final Closing.

     At least five (5) days prior to the date of the Final Closing, each Asset Entity shall deliver to the Operating Partnership copies of all information and records necessary to support the prorations hereunder. In the event any prorations made pursuant hereto shall prove incorrect for any reason whatsoever, either party shall be entitled to an adjustment to correct the same.

     4.2  Accounts Receivable.  Each Asset Entity shall retain all accounts
          -------------------
receivable and other income items which are attributable to periods prior to the date of the Final Closing. Each Asset Entity shall deliver to the Operating Partnership at the Final Closing a schedule of all such unpaid accounts receivable and other income items as of the date of the Final Closing. All such accounts receivable and other income items collected by or for the Operating Partnership after the date of the Final Closing which are attributable to periods prior to the date of the Final Closing shall be promptly remitted to the order of the appropriate Asset Entity. Except for sums actually received by the Operating Partnership pursuant to the immediately preceding sentence, the Operating Partnership shall assume no obligation to collect or enforce the payment of any amounts that may be due to an Asset Entity, except that the Operating Partnership shall render reasonable assistance, at no expense to the Operating Partnership, to an Asset Entity after the Final Closing in the event an Asset Entity proceeds against any third-party to collect any accounts receivable or other income items due the Asset Entity.

     4.3  Security Deposits.  An amount equal to all tenant security deposits
          -----------------
and all other deposits for advance reservations, or made in connection with the space leases or the guest bookings and interest thereon, if any, and any other amounts due with respect to such deposits shall be paid over to the Operating Partnership by the Asset Entity at the Final Closing.

     4.4  Additional Indemnities.  The Operating Partnership shall hold
          ----------------------
harmless, indemnify and defend each Contributor from and against: (a) any and all obligations, liabilities, liens or encumbrances, whether direct, contingent or consequential, arising from claims by third parties, in any way related to or arising from events or occurrences at an Asset after the date of the Final Closing, including, but not limited to, any damage to property or injury to or death of any person; and (b) all costs and expenses of each Contributor, including reasonable attorneys' fees, related to any actual or threatened actions, suits or judgements incident to any of the foregoing, whether or not any such action or suit is ever filed or such judgement is ever rendered.

     4.5  Timing of Calculations; Cooperation.  Each Contributor and the
          -----------------------------------
Operating Partnership agree to use reasonable efforts to reconcile, prorate, and adjust all of the foregoing items upon the Final Closing and, in all events, such reconciliation, proration and adjustment shall be completed within ninety
(90) days after the date of the Final Closing. In the event any adjustments or prorations made pursuant to this Contribution Agreement are, subsequent to Final Closing, found to be erroneous, then either party hereto who is entitled to additional amounts shall invoice the other party for such additional amounts as may be owing, and such amounts shall be paid promptly by the other party upon receipt of invoice. Such invoice shall be accompanied by reasonable substantiating evidence.

     4.6  Allocation of Adjustments.  All adjustments contemplated by this
          -------------------------
Article IV shall, to the extent practicable, be made by adjusting (either up or down) the cash portion amount of the Consideration and/or the number of Units issued to each Contributor by debiting or crediting (as the case may be) such Contributor's Consideration with a portion of the prorated items allocated to an Asset Entity in which the Contributor owns an interest. The amount of an Asset Entity's adjustments calculated pursuant to this Article IV allocated to each Contributor shall be that portion equal to that Contributor's pro rata equity interest in each Asset Entity, subject to any limitations set forth in the Contributor's Supplemental Acquisition Exhibit.


                         ARTICLE V.  POWER OF ATTORNEY
                                     -----------------

     5.1  Grant of Power of Attorney.  Each Contributor does hereby irrevocably
          --------------------------
appoint Jonathan E. Bortz, Michael Barnello, and the Operating Partnership, and each of them individually and any successor thereof from time to time (such persons or the Operating Partnership or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "Attorney-
                                                                      --------
in-Fact") as the true and lawful attorney-in-fact and agent of such Contributor,
-------
to act in the name, place and stead of such Contributor:

          (a) To enter into a registration rights agreement a form of which is attached hereto as Exhibit G (the "Registration Rights Agreement").
                        ---------       -----------------------------

          (b) To enter into a lock-up agreement (the "Lock-up Agreement") which
                                                      -----------------
     provides that the Contributors will not, directly or indirectly, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise dispose of (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition of) any REIT Common Shares or any securities convertible into or exchangeable for or substantially similar to REIT Common Shares, for a period of one year from the IPO Closing without the prior written consent of the managing underwriter named in the Lock-up Agreement.

          (c) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of Closing Documents, Ancillary Agreements, the Partnership Agreement, any other documents relating to the acquisition by the Operating Partnership of such Contributor's Interests, and any consents contemplated by Section 6.10 hereof) and, in general, to do all things and to take all action which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transaction contemplated by this Contribution Agreement, the Ancillary Agreements, if any, and the Closing Documents as fully as could such Contributor if personally present and acting.

     The Power of Attorney granted by each Contributor pursuant to this Article V and all authority conferred hereby is granted and conferred subject to and in consideration of the interests of the Operating Partnership, the REIT and the other Contributors and is for the purpose of completing the transactions contemplated by this Contribution Agreement. The Power of Attorney shall terminate upon termination of this Contribution Agreement. The Power of Attorney of each Contributor granted hereby and all authority conferred hereby is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of such Contributor or by operation of law, whether by the death, disability, incapacity or liquidation of such Contributor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which such Contributor is acting as a fiduciary or fiduciaries), and if, after the execution hereof, such Contributor shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Contribution Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof. Each Contributor acknowledges that Jon E. Bortz, Michael D. Barnello and the Operating Partnership have, and any successor thereof acting as Attorney-in-Fact may have an economic interest in the transactions contemplated by this Contribution Agreement. Each Contributor agrees that, at the request of the Operating Partnership, it will promptly execute a separate power of attorney on the same terms set forth in this Article VI, such execution to be witnessed and notarized.

     5.2  Limitation on Liability.  It is understood that the Attorney-in-Fact
          -----------------------
assumes no responsibility or liability to any person by virtue of the Power of Attorney granted by each

Contributor hereby. The Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the formation of the REIT, the acquisitions of the Interests by the Operating Partnership, the Registration Statement, the Prospectus or any Preliminary Prospectus, nor for any aspect of the offering of the REIT's Common Shares, and it shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith. Each Contributor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Operating Partnership or the REIT) and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to the Contributor hereunder, release, amend or modify any other Power of Attorney granted by any other Contributor hereunder or by any other person under any related agreement. The provisions of this Section 5.2 shall not limit or otherwise affect the obligations of the Operating Partnership (acting for itself and not as Attorney-in-Fact) under the other Articles of this Contribution Agreement.

     5.3  Ratification; Third Party Reliance.  Each Contributor does hereby
          ----------------------------------
ratify and confirm all that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto it by such Contributor hereunder, and such Contributor authorizes the reliance of third parties on this Power of Attorney and waives its rights, if any, as against any such third party for its reliance hereon.


                           ARTICLE VI.  CONTRIBUTORS
                                        ------------

     6.1  Amendment.  Any amendment hereto shall be effective only against those
          ---------
parties hereto who have acknowledged in writing their consent to such amendment, provided that the Operating Partnership may amend this Contribution Agreement without notice to or the consent of any Contributor (a) for the purpose of adding additional Contributors as parties hereto or deleting Contributors as parties hereto and conforming Exhibit A in connection with such additions or deletions and (b) to conform any Contributor's Supplemental Acquisition Exhibit to the extent the interests set forth therein do not accurately or completely reflect the Interest of such Contributor in the Asset Entities or (in the case of Contributors which are themselves Asset Entities) their Properties. No waiver of any provisions of this Contribution Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

     6.2  Entire Agreement; Counterparts; Applicable Law.  This Contribution
          ----------------------------------------------
Agreement and all Ancillary Agreements (a) constitute the entire agreement and supersede conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflict of law provisions thereof.

     6.3  Assignability.  This Contribution Agreement shall be binding upon, and
          -------------
shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Contribution Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be void and of no effect.

     6.4  Titles.  The titles and captions of the Articles, Sections and
          ------
paragraphs of this Contribution Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Contribution Agreement.

     6.5  Third Party Beneficiary.  No provision of this Contribution Agreement
          -----------------------
is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, stockholder, partner, member, director, officer or employee of any party hereto or any other person or entity, provided, however, that Sections 5.3, 6.3 and
6.10 of this Contribution Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

     6.6  Severability.  If any provision of this Contribution Agreement, or the
          ------------
application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Contribution Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Contribution Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement.

     6.7  Equitable Remedies.  The parties hereto agree that irreparable damage
          ------------------
would occur in the event that any of the provisions of this Contribution Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Contribution Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in New York (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled under this Contribution Agreement or otherwise at law or in equity.

     6.8  Attorneys' Fees.  In connection with any litigation or a court
          ---------------
proceeding arising out of this Contribution Agreement, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorneys' fees and legal assistants' fees and costs whether incurred prior to trial, at trial, or on appeal.

     6.9  Notices.  Any notice or demand which must or may be given under this
          -------
Contribution Agreement or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given (a) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission), or (b) three (3) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or (c) one (1) business day after being deposited with a nationally known commercial courier service providing next day delivery service (such as Federal Express); addressed and delivered or telecopied in the case of a notice to the Operating Partnership at the following address and telecopy number:

                    LaSalle Hotel Operating Partnership, L.P.
                    220 East 42nd Street
                    New York, New York  10017
                    Attention:  Michael Barnello
                    Phone: 212-661-6161
                    Telecopy: 212-687-8170

with copies to:

                    Brown & Wood llp
                    One World Trade Center
                    New York, New York  10048
                    Attention:  Michael F. Taylor
                    Phone:  212-839-5300
                    Telecopy: 212-839-5599


and addressed and delivered or telecopied, in the case of a notice to a Contributor, at the following address and telecopy number:

                    LaSalle Partners
                    220 East 42nd Street
                    New York, New York  10017
                    Attention:  Michael Barnello
                    Phone: 212-661-6161
                    Telecopy: 212-687-8170
with copies to:

                    Hagan & Associates
                    220 East Randolph Drive
                    Suite 4322
                    Attention:  Robert K. Hagan
                    Phone:  312-228-2050
                    Telecopy: 312-228-0982


     6.10 Waiver of Rights; Consents with Respect to Partnership Interests.
          ----------------------------------------------------------------

          (a) Each Contributor acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby may conflict with, and may not have been contemplated by, the partnership agreement of one or more partnerships in which one or more of such Contributor's Interests represents a direct or indirect interest or another agreement among one or more holders of such Interests or one or more of the partners of any such partnership. With respect to each partnership in which an Interest of a Contributor represents a direct or indirect interest, each Contributor expressly gives all Consents (and any consents necessary to authorize the proper parties in interest to give all Consents) and Waivers necessary or desirable to facilitate any Conveyance Action relating to such partnership (as such terms are hereinafter defined).

     As used herein, the term "Conveyance Action" means, with respect to any
                               -----------------
partnership having a direct or indirect ownership interest in any Asset, (i) the conveyance or agreement to convey by a partner thereof or by any holder of an indirect interest therein (whether or not such partner or holder is a Contributor hereunder) of its direct or indirect interest in such partnership to the Operating Partnership or (ii) the entering into by any such partner or holder of any agreement relating to (x) the formation of the Operating Partnership or the REIT, or (y) the direct or indirect acquisition by the Operating Partnership of any such direct or indirect interest or (iii) the taking by any such partner or holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that the same are taken in furtherance of the foregoing): any sale or distribution to, or merger with, any person of a direct or indirect interest in such partnership, the entering into any agreement with any person that grants to such person the right to purchase a direct or indirect interest in such partnership, and the giving of the Consents and Waivers contained in this
Section 6.10 or consents or waivers similar thereto in form or purpose. As used herein, the term "Consents" means, with respect to any such partnership, any
                  --------
consent necessary or desirable under the partnership agreement of such partnership or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein (i) to permit any and all Conveyance Actions relating to such partnership or to amend such partnership agreement and/or other agreements so that no provision thereof prohibits, restricts, impairs or interferes with any Conveyance Action (such amendments to include, without limitation, the deletion of provisions which cause a default under such agreement if interests therein are transferred for cash), (ii) to admit the Operating Partnership as a substitute limited partner or general partner of such partnership upon the Operating Partnership's acquisition of a limited or general partnership interest therein, respectively, and to adopt such amendment as is necessary or desirable to effect such admission, (iii) to adopt any amendment as may be deemed desirable by the Operating Partnership, either simultaneously with or immediately prior to the acquisition of any interest therein, (iv) to continue such partnership following the transfer of interest therein to the Operating Partnership, and (v) to merge such partnership with and into the Operating Partnership. As used herein, the term "Waivers" means, with respect to a partnership of which an Interest of a
      -------
Contributor represents a direct or indirect interest, the waiving of any and all rights that such Contributor may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to such Contributor or other person upon the occurrence of, a Conveyance Action relating to such partnership, including, but not limited to, the following rights: rights of notice, rights to response periods, rights to purchase the direct or indirect interests of another partner in such partnership or to sell such Contributor's or other person's direct or indirect interest therein to another partner, rights to sell such Contributor's or other person's direct or indirect interest therein at a price other than as provided herein, or rights to prohibit, limit, invalidate, otherwise restrict or impair any such Conveyance Action or to cause a termination or dissolution of such partnership because of such Conveyance Action. Each Contributor further covenants that such Contributor will take no action to enjoin, or seek damages resulting from, any Conveyance Action by any holder of a direct or indirect interest in a partnership in which an Interest of such Contributor represents a direct or indirect interest. The Waivers and Consents contained in this Section 6.10 shall terminate upon the termination of this Contribution Agreement, except as to transactions completed hereunder prior to termination.

          (b) Each Contributor by its execution hereof (i) with respect to each Asset Entity in which an Interest owned by Contributor represents a direct or indirect interest therein and with respect to which the Operating Partnership acquires all of the ownership interests therein gives such consent as is necessary to cause each such Asset Entity, as applicable, to have authority to transfer the Assets of such Asset Entity to the Operating Partnership on such terms and conditions as such Asset Entity and the Operating Partnership may agree; and (ii) agrees that such Contributor's Consideration may be reduced to reflect such direct transfer of assets and the consequent receipt of Units directly by such Asset Entity, provided that the total consideration to be received by such Contributor either directly hereunder or indirectly through the receipt of Units by an Asset Entity shall not be less than Contributor's Consideration.

          (c) Each Contributor by its execution hereof gives such consent as is necessary to cause, with respect to the partnership agreement of each partnership in which an Interest of such Contributor represents, directly or indirectly, a limited partner or general partner interest, an amendment thereto to enable such partnership, to the extent permissible under applicable law, (i) to admit the Operating Partnership as a substitute limited partner therein and/or a substitute general partner therein if the Operating Partnership by the exercise of its Contribution Right acquires a limited partnership interest or a general partnership interest in such partnership, respectively,
(ii) to redeem the interest of any other partner therein who has not agreed to become a party to this Contribution Agreement or a similar contribution agreement with the Operating Partnership, (iii) to transfer to all partners thereof, including any partner who has not agreed to become a party to this Contribution Agreement, Units and/or cash (provided that such Contributor receives as a result of all such distributions and the direct payment of consideration hereunder, an amount of cash and/or Units that is in conformity with the Consideration of such Contributor provided for herein), and thereafter, at the Operating Partnership's option, to dissolve, and (iv) any such other amendment as the Operating Partnership may deem desirable, provided that such amendment occurs simultaneously with or immediately prior to the acquisition of the applicable partnership interest and, provided further, that such amendment will not result in any increased liability on the part of any Contributor hereunder or under the applicable partnership agreement. The Attorney-in-Fact may on behalf of each Contributor execute such consents, amendments or other instruments as it deems necessary or desirable in connection with the foregoing.

     6.11 Confidentiality.  All press releases or other public communications of
          ---------------
any kind relating to the IPO or the transactions contemplated herein, and the method and timing of release for publication thereof, will be subject to the prior written approval of the Operating Partnership.

     6.12 Computation of Time.  Any time period provided for herein which shall
          -------------------
end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day. Except as set forth in Article IV, all times are Eastern Time.

     6.13 Survival.  It is the express intention and agreement of the parties
          --------
hereto that the representations, warranties and covenants of each Contributor set forth in this Contribution Agreement shall survive the consummation of the transactions contemplated hereby.

     6.14 Time of the Essence.  Time is of the essence with respect to all
          -------------------
obligations of Contributor under this Contribution Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, each of the parties hereto has executed this Contribution Agreement, or caused the Contribution Agreement to be duly executed on its behalf, as of the date first written above.

                    LASALLE HOTEL OPERATING PARTNERSHIP, L.P.



                    By: LASALLE HOTEL PROPERTIES,
                      Its General Partner



                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among LaSalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.


                    LASALLE PLAZA PARK LIMITED PARTNERSHIP

                    By:  LaSalle Plaza Park, Inc.
                         (its general partner)




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among LaSalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.


                    LASALLE SEAVIEW, L.P.

                    By:  LaSalle Seaview, Inc.
                         (its general partner)




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among LaSalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.


                    LASALLE LRP BLOOMINGTON LIMITED PARTNERSHIP

                    By:  LaSalle LRP Bloomington, Inc.
                         (its general partner)




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among LaSalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.


                    LASALLE LRP DALLAS HOTEL
                    LIMITED PARTNERSHIP

                    By:  LaSalle LRP Dallas Hotel, Inc.
                         (its general partner)




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among LaSalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.

                    LASALLE LRP NEW ORLEANS HOTEL
                    LIMITED PARTNERSHIP

                    By:  LaSalle LRP New Orleans, Inc.
                         (its general partner)




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among LaSalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.

                    LASALLE LRP KEY WEST HOTEL INVESTORS
                    LIMITED PARTNERSHIP

                    By:  LaSalle Key West Hotel Investors, Inc.
                         (its general partner)




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among Lasalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.

                    LASALLE LE MONTROSE LIMITED PARTNERSHIP

                    By:  LaSalle Le Montrose, Inc.
                         (its general partner)




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among Lasalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.


                         LASALLE SABAL PLAZA LIMITED PARTNERSHIP

                         By:  LaSalle Sabal Plaza, Inc.
                              (its general partner)




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among Lasalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.

                    LASALLE OMAHA HOTEL INVESTORS
                    LIMITED PARTNERSHIP

                    By:  LaSalle Omaha Hotel Investors, Inc.
                         (its general partner)




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                           CONTRIBUTOR SIGNATURE PAGE



          The undersigned, desiring to become one of the within named Contributors to that certain Contribution Agreement by and among Lasalle Hotel Operating Partnership, L.P. and such Contributors, dated as of January 30, 1998, hereby becomes a party to such Contribution Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Contribution Agreement.

                    LASALLE HOTEL CO-INVESTMENT, INC.




                    By: /s/ Michael D. Barnello
                        --------------------------------------------
                        Name:  Michael D. Barnello
                        Title: Chief Operating Officer and
                               Senior Vice President of Acquisitions



          By the Contributor's execution of this Contribution Agreement, the Contributor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                                   EXHIBIT A
                                   ---------


                                  CONTRIBUTORS
                                  ------------

 1.  LaSalle Plaza Park Limited Partnership

 2.  LaSalle Seaview, L.P.

 3.  LaSalle LRP Bloomington Limited Partnership

 4.  LaSalle LRP Dallas Hotel Limited Partnership

 5.  LaSalle LRP New Orleans Hotel Limited Partnership

 6.  LaSalle LRP Key West Hotel Investors Limited Partnership

 7.  LaSalle Le Montrose Limited Partnership

 8.  LaSalle Sabal Plaza Limited Partnership

 9.  LaSalle Omaha Hotel Investors Limited Partnership

10.  LaSalle Hotel Co-Investment, Inc.

                                   EXHIBIT B


                                                                                                     Minimum
    Asset Entities                                  Asset                                        Working Capital
    --------------                                  -----                                        ---------------
1.  Visalia Plaza Park Limited Partnership          Holiday Inn Plaza Park                           $100,000

2.  Seaview Hotel Investors, L.P.                   Marriott Seaview Resort                          $600,000

3.  LRP Bloomington Limited Partnership             Radisson Hotel South and Plaza Tower             $450,000

4.  LLRP Dallas Hotel Limited Partnership           Le Meridien Dallas Hotel                         $300,000

5.  LRP New Orleans Hotel Limited Partnership       Le Meridien New Orleans Hotel                    $450,000

6.  Key West Hotel Investors Limited Partnership    Holiday Inn Beachside                            $100,000

7.  Le Montrose Limited Partnership                 Le Montrose All Suite Hotel de Gran Luxe         $130,000

8.  Sabal Plaza Limited Partnership                 The Camberley Plaza Sabal Park                   $200,000

9.  Omaha Hotel Investors Limited Partnership       The Omaha Marriott Hotel                         $300,000

                                   EXHIBIT C
                                   ---------


                               EXCLUDED INTERESTS
                               ------------------

                                   EXHIBIT D
                                   ---------


                             PERMITTED ENCUMBRANCES
                             ----------------------

                                   EXHIBIT E
                                   ---------


                        Operating Partnership Agreement

                                   EXHIBIT F
                                   ---------


                         Registration Rights Agreement

                        SUPPLEMENTAL ACQUISITION EXHIBIT



                     LASALLE PLAZA PARK LIMITED PARTNERSHIP



Assets to be Transferred
------------------------

55.18% general partnership interest in Visalia Plaza Park Limited Partnership



Minimum Consideration to be Received
------------------------------------

     See attached valuation formula

                        SUPPLEMENTAL ACQUISITION EXHIBIT


                             LASALLE SEAVIEW, L.P.



Assets to be Transferred
------------------------

6.7259% general partnership interest in Seaview Hotel Investors, L.P.



Consideration to be Received
----------------------------

     See attached valuation formula

                        SUPPLEMENTAL ACQUISITION EXHIBIT


                  LASALLE LRP BLOOMINGTON LIMITED PARTNERSHIP



Assets to be Transferred
------------------------

21.978% general partnership interest in LRP Bloomington Limited Partnership



Consideration to be Received
----------------------------

     See attached valuation formula

                        SUPPLEMENTAL ACQUISITION EXHIBIT


                  LASALLE LRP DALLAS HOTEL LIMITED PARTNERSHIP



Assets to be Transferred
------------------------

13.3912% general partnership interest in LRP Dallas Hotel Limited Partnership



Consideration to be Received
----------------------------

     See attached valuation formula

                        SUPPLEMENTAL ACQUISITION EXHIBIT


               LASALLE LRP NEW ORLEANS HOTEL LIMITED PARTNERSHIP



Assets to be Transferred
------------------------

9.669933% general partnership interest in LRP New Orleans Hotel Limited Partnership



Consideration to be Received
----------------------------

     See attached valuation formula

                        SUPPLEMENTAL ACQUISITION EXHIBIT


            LASALLE LRP KEY WEST HOTEL INVESTORS LIMITED PARTNERSHIP



Assets to be Transferred
------------------------

12.4411% general partnership interest in Key West Hotel Investors Limited Partnership



Consideration to be Received
----------------------------

     See attached valuation formula

                        SUPPLEMENTAL ACQUISITION EXHIBIT


                    LASALLE LE MONTROSE LIMITED PARTNERSHIP



Assets to be Transferred
------------------------

27.87% general partnership interest in Le Montrose Limited Partnership



Consideration to be Received
----------------------------

     See attached valuation formula

                        SUPPLEMENTAL ACQUISITION EXHIBIT


                    LASALLE SABAL PLAZA LIMITED PARTNERSHIP



Assets to be Transferred
------------------------

48.21% general partnership interest in Sabal Plaza Limited Partnership



Consideration to be Received
----------------------------

     See attached valuation formula

                        SUPPLEMENTAL ACQUISITION EXHIBIT


               LASALLE OMAHA HOTEL INVESTORS LIMITED PARTNERSHIP



Assets to be Transferred
------------------------

13.513514% general partnership interest in Omaha Hotel Investors Limited Partnership



Consideration to be Received
----------------------------

     See attached valuation formula

                        SUPPLEMENTAL ACQUISITION EXHIBIT


                       LASALLE HOTEL CO-INVESTMENT, INC.



Assets to be Transferred
------------------------

1.   58.20% limited partnership interest in Le Montrose Limited Partnership

2.   51.79% limited partnership interest in Sabal Plaza Limited Partnership



Consideration to be Received
----------------------------

     See attached valuation formula